Amounts Due from/to Ultimate Holding Company	12 Months Ended
Dec. 31, 2021
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Amounts Due from/to Ultimate Holding Company
28	AMOUNT DUE FROM/TO ULTIMATE HOLDING COMPANY
As of December 31, 2021, amount due to ultimate holding company primarily comprises the short-term deposits of CMCC in China Mobile Finance amounting to RMB19,165 million (as of December 31, 2020: RMB26,706 million) and the corresponding interest payable. The deposits are unsecured and carry interest at prevailing market rate. Apart from the above, amount due from and other balance of amount due to ultimate holding company arises from the ordinary course of business, which is unsecured, interest free and repayable on demand.